Vanguard Target Retirement Income Fund
Summary Prospectus
 January 31, 2023
Investor Shares
Vanguard Target Retirement Income Fund Investor Shares (VTINX)
The Fund’s statutory Prospectus and Statement of Additional Information dated January 31, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide current income and some capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $1,000,000)	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.08%
Total Annual Fund Operating Expenses	0.08%
1
The Acquired Fund Fees and Expenses in this table have been restated to reflect current investments in the underlying funds following the reorganization of Vanguard Institutional Target Retirement Income Fund into the Fund on February 11, 2022, and therefore, will not correlate to the Acquired Fund Fees and Expenses shown in the Financial Highlights table.

Example
The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses (of the Fund and its underlying funds) remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103
Portfolio Turnover
The Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a mix of Vanguard mutual funds (underlying funds) according to an asset allocation strategy designed for investors currently in retirement. As of September 30, 2022, the Fund’s allocation among the underlying asset classes was as follows:
• U.S. fixed income securities	37.5%
• Inflation-indexed securities	17.3%
• U.S. stocks	17.1%
• Foreign fixed income securities	16.5%
• Foreign stocks	11.6%
At any given time, the Fund’s asset allocation may be affected by a variety of factors, such as whether the underlying funds are accepting additional investments.

The Fund’s indirect fixed income holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; inflation-protected public obligations issued by the U.S. Treasury; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize foreign currency exposure).

The Fund’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks.
Principal Risks
The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money, and the level of risk may vary based on market conditions. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. Because bonds and short-term investments are typically less volatile than stocks and because the Fund invests most of its assets in bonds and short-term investments, the Fund’s overall level of risk is expected to be low to moderate.
• With approximately 70% of its assets allocated to fixed income securities, the Fund is proportionately subject to the following bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund’s return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. The Fund is also subject to the following risks associated with investments in currency-hedged foreign bonds: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies; and currency hedging risk, which is the chance that the currency hedging transactions entered into by the underlying foreign fixed income securities funds may not perfectly offset the fund’s foreign currency exposure.
• With approximately 30% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.
• The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite stock/bond index, which have investment characteristics similar to those of the Fund. The Target Retirement Income Composite Index is a custom blended index developed by Vanguard based on the Fund’s asset allocation glide schedule, which becomes more conservative as time elapses. As of September 30, 2022, the composite was derived using the following portion allocations: 12% FTSE Global All Cap ex US Index; 37.2% Bloomberg U.S. Aggregate Float Adjusted Index; 16.8% Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index; 16% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged); and 18% CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes. The components that make up the composite index may vary over time. Percentages listed may not total to 100% due to rounding. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Target Retirement Income Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	7.84%	June 30, 2020
Lowest	-7.37%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Vanguard Target Retirement Income Fund Investor Shares
Return Before Taxes	-12.74%	2.30%	3.62%
Return After Taxes on Distributions	-13.67	0.95	2.47
Return After Taxes on Distributions and Sale of Fund Shares	-7.40	1.48	2.52
Target Retirement Income Composite Index (reflects no deduction for fees, expenses, or taxes)	-12.44%	2.59%	3.86%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
MSCI US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	-19.23	8.88	12.21
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
William A. Coleman, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2013.
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2013.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $1,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.

”Bloomberg®” and the Bloomberg U.S. Aggregate Bond Index (the Index or Bloomberg Index) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.

Vanguard Target Retirement Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to Vanguard Target Retirement Income Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Target Retirement Income Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to Vanguard or Vanguard Target Retirement Income Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of Vanguard Target Retirement Income Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Target Retirement Income Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Vanguard Target Retirement Income Fund customers, in connection with the administration, marketing or trading of Vanguard Target Retirement Income Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD TARGET RETIREMENT INCOME FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH VANGUARD TARGET RETIREMENT INCOME FUND OR BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard Target Retirement Income Fund Investor Shares—Fund Number 308
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 308 012023